UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2014

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

10701 South River Front Parkway, Suite 300
South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On May 19, 2014, the United States District Court for the District of Utah entered an Order Preliminarily Approving Derivative and Class Action Settlement and Providing for Notice (the “Order”) in James W. Edwards, derivatively on behalf of Headwaters Incorporated and individually on behalf of himself and all other similarly situated shareholders of Headwaters Incorporated v. Kirk A. Benson, et al., Civil Case No.: 2:13-CV-00330-BSJ (the “Action”).  The Order preliminarily approved settlement of the Action, and approved distribution of the Notice of Proposed Settlement of Derivative and Class Action, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                                                                        Notice of Proposed Settlement of Derivative and Class Action

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                  June 6, 2014

HEADWATERS INCORPORATED
(Registrant)

By:	/s/ Kirk A. Benson
Kirk A. Benson
Chief Executive Officer
(Principal Executive Officer)